UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 8, 2007

LIBERTY MEDIA LLC
(Exact name of registrant as specified in its charter)

Delaware	001-16615	20-5272297
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

12300 Liberty Blvd.
Englewood, Colorado 80112
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (720) 875-5400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results Of Operations and Financial Condition

On May 8, 2007, Liberty Media Corporation (“LMC”), the parent company of Liberty Media LLC (“Liberty LLC”), issued a press release (the “Press Release”) setting forth information, including financial information regarding certain of its privately held assets.  The financial results of LMC are substantially the same as the financial results of Liberty LLC.  The information in the Press Release supplements the financial statements and related information contained in Liberty LLC’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2007, which was filed with the Securities and Exchange Commission (the “SEC”) on May 11, 2007.  The information included in the Press Release is not meant to serve as a release of financial results of LMC or Liberty LLC.

This Form 8-K and the Press Release attached hereto as Exhibit 99.1, insofar as they disclose historical information regarding Liberty LLC’s results of operations or financial condition for the quarter ended March 31, 2007, are being furnished to the SEC under Item 2.02 of Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2007

LIBERTY MEDIA LLC

By:	/s/ Mark E. Burton
	Name:	Mark E. Burton
	Title:	Vice President